Exhibit 99.1
Accelerating Energy Transition Through Battery Materials Discovery and Health Management January 2026

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These forward-looking statements should not be relied upon as representing SES’s assessments as of any date subsequent to the date of this presentation. Disclaimer 2

# ACCELERATING THE ENERGY TRANSITION THROUGH AI

## UNIQUELY POSITIONED TO SOLVE THE ISSUES OF BATTERY DEVELOPMENT AND SAFETY REQUIREMENTS

- Standard timelines are a hindrance to adoption of new technology with ingrained R&D processes by the largest cell makers
- Energy transition needs are requiring more integration of AI software and hardware along with precise battery health monitoring

## SES AI ACQUISITIONS AND TECHNOLOGY ARE ADDRESSING LARGE, RAPIDLY DEVELOPING MARKETS IN A CAPEX-LIGHT MANNER

- The ESS market is expected to be 10x the size of the EV market within the next 10 years[1]
- Global ESS battery shipments are expected to grow from 300 GWh in 2024 to 1,400 GWh in 2030[2]
- Global military drone battery market is expected to grow from $9.5bn in 2025 to $21.8bn in 2030[3]

## SUCCESSFULLY COMMERCIALIZING OUR IP FOR EXPECTED REVENUE GROWTH AND VALUE CREATION IN 2026 AND BEYOND

- Core intellectual property of SES Molecular Universe provides competitive advantages for ESS, Cells and Electrolyte Materials businesses
- Molecular Universe has evolved into our own AI4Science company and a virtually untapped asset with robust comparable valuation markers in the private market

## KEY PRODUCT, REVENUE, DEVELOPMENT AND PROFITABILITY MILESTONES INTACT

- Revenue of $16.4 million in the first three quarters of 2025 and previously issued guidance of $20 million to $25 million for full year 2025
- Strong liquidity position of $214 million as of September 30, 2025

*Source:*
1. *Meticulous Research. (2023, June). Battery Energy Storage System Market - Global Forecast to 2030*
2. *CATL's A1 Prospectus, GGII Report*
3. *Precedence Research*

3

4 “The Genesis Mission marks a defining moment for the next era of American science. We are linking the nation’s most advanced facilities, data, and computing into one closed-loop system to create a scientific instrument for the ages, an engine for discovery that doubles R&D productivity and solves challenges once thought impossible.” Dr. Darío Gil, Under Secretary for Science and Genesis Mission Director (DOE)

@2026 Molecular Universe Pte. Ltd. (Confidential & Proprietary) Est. (MIT spinoff) Establish 3 Business Units: ESS, Drones, Materials focusing on revenue generation Molecular Universe focusing on value generation Launched Molecular Universe Acquired UZ for ESS Formed JV with Hisun for Materials Partnered with Top Materials for Drones (NDAA-compliant cells) Opened Electrolyte Foundry Boston, USA Entered EV B-sample (Hyundai and Honda) Booked 1st Revenue NYSE Listing (NYSE: SES) Built NDAA-compliant Li-Metal cell manufacturing line in Chungju, South Korea Sign world’s first EV A-sample (GM, Hyundai, Honda) Started AI Initiative Battery Cell Data Collection Across Multiple Chemistries – Powering Predictive Models SES AI History 5

# Multi-Pronged Business Opportunities Enabled by SES AI's Core Molecular Universe Platform



## Materials

Supply materials discovered through Molecular Universe SaaS platform



## ESS

Supply fully integrated hardware/software solutions with battery health and safety management software powered by Molecular Universe for data centers and C&I



## Cells

Supply high energy and power density and NDAA-compliant Li-Metal and Li-ion cells designed through Molecular Universe for drones/UAM/robotics



## Molecular Universe
**(AI4Science SaaS Platform)**

| | |
|---|---|
| **Revenue Generation** | Focus on fast growing markets (ESS, Drones and Materials) and our unique value proposition for each driven by our compelling intellectual property and targeted business plans |
| **Value Generation** | Molecular Universe is an AI4Science platform comparable to private, pre- and early-revenue AI4Science peers such as Periodic Labs, SandboxAQ and DP Tech, among others, who have raised capital in 2025 at valuations ranging from ~$1bn to ~$5bn |

6

SES AI Material discovery (ESS is #1 most searched query on MU) SES AI Battery Health Monitoring (Ensure safety and lifetime) 5-10kWh 10-100kWh 5MWh ESS (Acquisition of UZ) Supply fully integrated hardware/software solution for data centers and C&I 100-500kWh • Molecular Universe battery health management software can predict safety issues and reduce maintenance/operation cost • UZ, with its >500MWh of manufacturing capacity and customers in over 60 countries, provides valuable real-world data to further train Molecular Universe 7

Materials (JV with Hisun) Supply materials discovered through Molecular Universe on a commercial scale Currently 6 breakthroughs discovered through Molecular Universe being tested at 40+ customers A. SES H2.32 – better cycle life and storage for EV B. SES S8.62 – better cycle life and power density for Drones C. SES K3.1 – better low-temp cycle life and power density for Heavy Duty Trucking D. SES I3/J1 – better cycle life and longer life for Consumer Electronics E. SES K3/4/11 – better cycle life and low-temp performance for ESS and EV F. SES G5-Gel – better cycle life and storage for Consumer Electronics 8

A. SES-H2.32 B. SES-S8.62 C. SES-K3.1 D. SES-I3/J1 E. SES-K3/4/11 F. SES-G5-Gel Low Si anode –NCM811 High Si /Li-Metal – NCM811 Graphite anode- LFP Si/Gr anode-LCO or NCM Graphite anode - LFP Graphite anode - LCO EV Drones/UAM Heavy-duty Trucking Consumer Electronics, EV ESS or EV Consumer Electronics Better RT cycle life and 60ºC storage Better RT cycle life and C-rate Better LT cycle life and C-rate Better RT and 45ºC cycle life Better RT cycle life, 60ºC storage and -20ºC C-rate Better RT cycle life and 45ºC storage Molecular Universe has already discovered 6 novel electrolyte materials across multiple applications SES electrolyte outperformed commercial electrolyte reported in SOTA 80 85 90 95 100 105 110 0 500 1000 1500 2000 Capacity Retention (%) Cycle number CATL Electro lyte (patent-pending) SES Electrolyte SOTA baseline 80 85 90 95 100 105 0 100 200 300 400 500 600 Capacity Retention(%) Cycle number S8-4Ah S8.62B SOTA commercial electrolyte SES S8.62 Energy density: 360 Wh/kg 65 70 75 80 85 90 95 100 0 100 200 300 400 500 600 Capacity Retention(%) Cycle No. S8-4Ah S8.62B SOTA commercial electrolyte SES S8.62 Develop electrolytes to enable >20% cycle life improvement over commercial benchmark under 1C/1C and 4C/1C for 100%Si battery chemistry 60 65 70 75 80 85 90 95 100 0 500 1000 1500 2000 2500 Cycle Life(% of C/3 C/3) Cycle number K2 K3.1-C l K3.1-C electrolyte demonstrates further increased cycle life compared to SOTA baseline electrolyte at 4C-4C cycling condition l Cells are currently still cycling SES K3.1C SOTA baseline K2 -3V ( -1C) at 25°C -3V (1C-1C) at 45°C SES I3-K and J1.26 electrolytes demonstrate better stability than SOTA baseline electrolytes under high voltage charge (4.4V/4.45V) and fast charge (4C) 80 85 90 95 100 0 100 200 300 400 500 600 700 800 Cycle Life(%) Cycle Number I2 I3-K SOTA baseline I2 SES I3-K SES Lot 3/Lot 10 are the most promising, compared to SOTA baseline -10.00% 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% thickness variation/% L1 L1-G5 Group Cell1 cell2 SOTA baseline L1 SES G5 Gel+L1 SES G5 Gel+L1 SOTA baseline L1 80 85 90 95 100 105 0 200 400 600 800 1000 1200 Capacity retention (%) Cycle number L1 L1_G 5 70.00% 75.00% 80.00% 85.00% 90.00% capacity retention rate/% L1 L1-G5 Group Cell1 cell2 91 92 93 94 95 96 97 98 99 100 101 0 200 400 600 800 1000 1200 Capacity retention (%) Cycle number L1_G5 L1 In terms of capacity retention, gel electrolytes demonstrate better stability than liquid electrolytes at 1C-1C at 25℃ and 45℃ as well as high temperature storage, SES electrolyte outperformed SOTA baseline 85 87 89 91 93 95 97 99 1 201 401 601 801 1001 1201 1401 Cycle Life(%) Cycle Number ~1310 cyc @ 85% retention ~12.5% increase in estimated cycle life SOTA baseline J1 SES J1.26 SOTA baseline L1 SES G5 Gel+L1 SES G5 Gel+L1 SOTA baseline L1 Materials (materials breakthroughs discovered through Molecular Universe SaaS) 9

High energy density: up to Capacity beyond 1 million cells/year Customized to meet customer requirements Certification: UN38.3, UL1642, IEC 62133, etc. ✓ ✓ ✓ ✓ 280 320 360 400 440 480 520 0 2 4 6 8 10 12 Energy Density @ 0.2C (Wh/kg) Max. Continuous Discharge Current (C-Rate) H10M Li-Metal, 500Wh/kg H10H Hybrid, 430Wh/kg H10E High Si, 400Wh/kg H10B High Si, 375Wh/kg H10P High Si, 350Wh/kg H10PL Medium Si,340Wh/kg H10UP Medium Si, 320Wh/kg M=Metal H=Hybrid E=Energy B=Balanced P=Power PL=High Power Long Life UP=Ultra High Power Drones (manufacturing partnership with Top Material) Supplying High Energy and Power Density and NDAA-compliant Li-Metal and Li-ion Cells • High Energy Density: up to 500 Wh/kg • High Power Density: up to 10C continuous • With materials discovered through Molecular Universe • NDAA-compliant own manufacturing capacity: 1m cells/year (can scale up) • 3rd party contract manufacturing capacity: 10m cells/year (can scale up) Boston, USA Chungju, KOR SES AI HQ,R&D SES AI NDAA-compliant Cell Production 3rd party Contract mfg 10 Current Li-ion

11 Why Molecular Universe is the best battery domain AI4Science platform Repeat the old ways—or accelerate discovery with Molecular Universe, an AI4Science SaaS platform covering the complete end-to-end workflow. It has already helped users discover several breakthroughs including battery materials for consumer electronics, drones, energy storage and EV applications. Incubated at a battery company, SES Al, since 2017 Offers latest high precision and high-speed simulation models, high quality experimental data, and world class domain expertise Available both in cloud (for your convenience) and on-premises (for your security) 1 2 3 This is the reality of today’s R&D $200B+ spent 8–10 year timelines 80% failure An Al4Science Platform Built by Battery Professionals, for Battery Professionals

12 LEVERAGE NEW BUSINESS UNIT LEADERSHIP TO EXECUTE ON ESS AND DRONE CELL OPPORTUNITIES • Experienced industry veteran leading commercial and military drone and urban air mobility initiatives as well as ESS software integration of battery health monitoring • New sales lead experienced in selling military customers EXECUTE ON CONVERSION OF NDAA-COMPLIANT LINE IN KOREA FROM EV CELLS TO DRONE CELLS WITH TOP MATERIALS PARTNERSHIP • Expansion of existing capacity from ~300K cells/year to ~1M cells/year expected in second half of 2026 • Additional capacity available for non-US of ~10M cells/year through contract manufacturing CONTINUE GROWTH OF UZ ENERGY’S EXISTING HARDWARE BUSINESS IN AUSTRALIA, MIDDLE EAST, EUROPE AND U.S. DELIVER ON EXISTING NOVEL ELECTROLYTES DISCOVERED BY MOLECULAR UNIVERSE IN MATERIALS BUSINESS WITH HISUN JV AND CONTINUE TO EXPAND PIPELINE • Six electrolyte discoveries are currently in commercial qualification with a pipeline of ~30 others leading to more visibility beyond 2026 LEVERAGE MOLECULAR UNIVERSE MATERIAL DISCOVERY TO ACCELERATE NEW PRODUCT DEVELOPMENT AND BUILD FURTHER LEAD OVER COMPEITTION FOCUS ON CAPEX-LIGHT BUSINESS MODEL IN ESS, CELLS AND MATERIALS WITH R&D CONCENTRATED IN MOLECULAR UNIVERSE PRIORITIES FOR 2026 AND BEYOND

13 All-in on AITM